EXHIBIT 10.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vina Concha y Toro S.A. (the "Company") on Form 20F as submitted to the Securities and Exchange Commission on the date hereof (the "Report"), I, Eduardo Guilisasti Gana, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ EDUARDO GUILISASTI GANA
----------------------------------
Eduardo Guilisasti Gana
Chief Executive Officer
June 30, 2003